Exhibit 10.4

Execution Version

FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of August 1, 2011 by and among (1) Seneca Foods Corporation, Seneca Snack Company and Seneca Foods, LLC (collectively, the “Borrowers”), (2) Marion Foods, Inc., Lebanon Valley Cold Storage, LLC and Lebanon Valley Cold Storage, LP (collectively, the “Guarantors”), (3) the financial institutions party to the Loan and Security Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), and (4) Bank of America, N.A. (“Bank of America”) as agent (the “Agent”) for the Lenders and as Issuing Bank with respect to a certain Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, by and among the Borrowers, the Guarantors, the Lenders, the Agent, the Issuing Bank and RBS Citizens, NA. as Syndication Agent (the “Loan and Security Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Loan and Security Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Definitions. Capitalized terms used herein without definition that are defined in the Loan and Security Agreement shall have the same meanings herein as therein.

§2. Ratification of Existing Agreements. All o the Obligors’ obligations and liabilities to the Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Loan and Security Agreement, the Notes and the other Loan Documents, are, by each Obligor’s execution of this Agreement, ratified and confirmed in all respects. In addition, by each Obligor’s execution of this Agreement, each of the Obligors represents and warrants that no Obligor has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Obligors in the Loan and Security Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.
§4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before September 1, 2011 of each of the following conditions precedent:

(a)  Representations and Warranties. All of the representations and warranties made by the Obligors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)  Performance; No Event of Default. The Obligors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)  Action. All requisite corporate or other action necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other instruments and documents delivered by the Obligors in connection herewith shall have been duly and effectively taken.

(d)  Expenses and Fees. The Borrowers shall have paid to the Agent the reasonable fees and expenses of counsel to the Agent in connection with the preparation of this Agreement.

(e)  Pledged Aliens, Inc. Notes. Parent shall have delivered to the Agent, together with allonge endorsements thereto, certain promissory notes in the aggregate principal amount of up to $10,000,000 executed and delivered by Aliens, Inc. in favor of Parent which are pledged by Parent as Collateral to secure Obligations pursuant to the terms of the Pledge Agreement and the Loan and Security Agreement.

(f)  Aliens, Inc. Loan Documents. The Agent shall have received certified copies of the Aliens, Inc. Second Amended and Restated Credit Agreement and related documents.

(g)  Hancock Amended and Restated Note Agreement. The Agent shall have received a certified copy of the amendment to the Hancock Amended and Restated Note Agreement in form and substance satisfactory to the Required Lenders.

(h)  Delivery. The Obligors, the Agent, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement. In addition, the Obligors shall have executed and delivered such further instruments and taken such further action as the Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Loan and Security Agreement and the other Loan Documents.

§5.   Amendments to the Loan and Security Agreement.

(a)  Amendment to Section 2.1.7 of the Loan and Security Agreement. Section 2.1.7 of the Loan and Security Agreement is hereby amended by deleting “$150,000,000” in the fourth line thereof and substituting $200,000,000” therefore.

(b)  Amendment to Section 10.2.6 of the Loan and Security Agreement. Section 10.2.6 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

“10.2.6. Loans. Make any loans or other advances of money to any Person, except (a) advances to an officer or employee for salary, travel expense, commissions and similar items in the Ordinary Course of Business; so long as such advances do not exceed $1,000,000 in the aggregate at any time outstanding; (b) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; (c) deposits with financial institutions permitted hereunder; (d) the purchase of loans to Aliens, Inc. by Parent in the aggregate principal amount not to exceed $10,000,000 under that certain Second Amended and Restated Credit Agreement dated as of September 22, 2010, by and among Aliens, Inc., Bank of America, NA. as administrative agent, swing line lender and letter of credit issuer, and the other financial institutions from time to time party thereto, as amended, modified or restated from time to time in accordance with the terms thereof, and (e) as long as no Default or Event of Default exists, intercompany loans by a Borrower to another Borrower.”

§6.             Miscellaneous Provisions.

(a)  Except as otherwise expressly provided, by this Agreement, all of the respective terms, conditions and provisions of the Loan and Security Agreement, the Notes and the other Loan Documents shall remain the same. The Loan and Security Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Loan and Security Agreement, shall be read and construed as one instrument.

(b)  THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(c)  This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

           IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment
Agreement as of the date first set forth above.

SENECA FOODS CORPORATION

            By:                      /s/Roland E. Breunig
Name: Roland E. Breunig
Title:    Chief Financial Officer

SENECA SNACK COMPANY

By:            /s/John D. Exner

Name:            John D. Exner

Title:            Assistant Secretary

SENECA FOODS, LLC

                                                                              By:           /s/Roland E. Breunig
 Name: Roland E. Breunig
            Title: Treasurer

MARION FOODS, INC.

By:           /s/Roland E. Breunig
Name: Roland E. Breunig

Title:               Treasurer

LEBANON VALLEY COLD STORAGE, LLC

By:           /s/John D. Exner
Name: John D. Exner
Title:  Assistant Secretary

LEBANON VALLEY COLD STORAGE, LP
By:           Lebanon Valley Cold Storage, LLC,
Its General Partner

By:           /s/John D. Exner
Name:  John D. Exner
Title:  Assistant Secretary

[Signature page to First Amendment Agreement -Seneca]

BANK OF AMERICA, NA.,
as Agent, Lender and Issuing Bank

By:           /s/Jeffrey J. White
Name:  Jeffrey J. White
Title:  Senior Vice President

[Signature page to First Amendment]

RBS CITIZENS BUSINESS CAPITAL, a division
of  RBS ASSET FINANCE, INC., a subsidiary of
RBS CITIZENS, N.A.,
 as a Lender

                                         By:                      /s/John D. Bobbin
         Name:  John D. Bobbin
         Title:  Vice President

[Signature page to First Amendment Agreement-Seneca]

COOPERATIEVE CENTRALE RAIFFETSEN
BOERENLEENBANK BA., “RABOBANK
NEDERLANU”, NEW YORK BRANCH, as a
        Lender

                                                                By:           /s/Betty Janelle
                                                                Name: Betty Janelle
                                                                Title: Executive Director

                                                                 By:           /s/Brett Delfino
                                                                 Name: Brett Delfino
                                                                 Title: Executive Director

[Signature page to First Amendment Agreement - Seneca]

MANUFACTURERS AND TRADERS TRUST
COMPANY, as a Lender

By:           /s/Jon M. Fogle
Name: Jon M. Fogle
Title:  Vice President

                                               [Signature page to First Amendment Agreement - Seneca]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:           /s/Jeffrey S. Gruender
Name: Jeffrey S. Gruender
Title: Vice President

[Signature page to First Amendment Agreement - Seneca]

BMO HARRIS BANK, N.A., as a Lender

         By:                      /s/William Kennedy
         Name: William Kennedy
                                                                                         Title: Vice President

[Signature page to First Amendment Agreement - Seneca]

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

By:           /s/Daniel T. Eubanks
Name:  Daniel T. Eubanks
Title:  Duly Authorized Signatory

[Signature page to First Amendment Agreement - Seneca]